UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2008

THE AMACORE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27889	59-3206480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1211 North Westshore Boulevard, Suite 512, Tampa Florida	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (813) 289-5552

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Explanatory Note

This amendment to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 31, 2008 (the “Form 8-K”) by The Amacore Group, Inc. is solely for the purpose of  filing the letter from its former independent registered public accounting firm as Exhibit 16.1.

Item 4.01.                      Changes in Registrant’s Certifying Accountant

On October 27, 2008, The Amacore Group, Inc. (the “Company”), upon approval of the Board of Directors, engaged McGladrey & Pullen, LLP (“McGladrey”) as the Company’s independent registered public accounting firm and dismissed Brimmer, Burek & Keelan LLP (“Brimmer”) as of the same date.

Brimmer’s report on the financial statements of the Company as of and for the years ended December 31, 2006 and 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, procedure or accounting principles.

During the Company’s  fiscal years ended December 31, 2006 and 2007, and the subsequent interim period through October 27, 2008, there were (i) no disagreements between the Company and Brimmer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Brimmer, would have caused it to make reference to the subject matter of the disagreement in connection with their reports on the Company’s financial statements for such years or periods for which services were performed; and (ii) there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.  The Company has identified a material weakness in its internal control over financial reporting.

The Company has provided Brimmer with a copy of this report and requested that Brimmer furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree.  A copy of the letter from Brimmer to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company’s two most recent fiscal years ended December 31, 2006 and 2007 and the subsequent interim period through October 27, 2008, the Company did not consult with McGladrey with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.                      Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
16.1	Letter dated November 18, 2008 from Brimmer, Burek & Keelan LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AMACORE GROUP, INC.

Date: March 12, 2009	By:	/s/ Jay Shafer
Name: Jay Shafer
Title: Chief Executive Officer